                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                        Date of Report:  August 15, 2000



                                  Coaxial LLC
                            Coaxial Financing Corp.
                  Insight Communications of Central Ohio, LLC
             (Exact name of Registrant as specified in its charter)


       Delaware                       333-64449-02                       13-4080422
       Delaware                       333-64449-01                       13-4061992
       Delaware                        333-64449                         13-4017803
(State of incorporation)          (Commission File No.)        (IRS Employer Identification No.)


                                 810 7th Avenue
                            New York, New York 10019
                    (Address of principal executive offices)


                 Registrant's telephone number:  (917) 286-2300
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Item 5.   Other Events.

     On August 15, 2000, Insight Communications Company, L.P. ("Insight L.P."), the ultimate parent company of Insight Communications of Central Ohio, LLC ("Insight Ohio"), entered into definitive agreements with AT&T Broadband, LLC ("AT&T Broadband") for the contribution to Insight Midwest, L.P. ("Insight Midwest"), a 50-50 partnership between Insight L.P. and AT&T Broadband, of additional cable television systems, including Insight Ohio. Through a series of transactions, Insight L.P. will contribute to Insight Midwest its interests in systems serving approximately 187,000 customers, including the approximately 84,000 customers served by Insight Ohio. In addition, Insight L.P. will purchase from AT&T Broadband and immediately contribute to Insight Midwest, systems serving approximately 100,000 customers and AT&T Broadband will contribute to Insight Midwest systems serving approximately 250,000 customers. Upon completion of the transactions, Insight Midwest will remain equally owned by Insight L.P. and AT&T Broadband, and Insight L.P. will continue to serve as the general partner of Insight Midwest and manage and operate the Insight Midwest systems. The consummation of the definitive agreements is subject to several conditions, including the receipt of all necessary regulatory approvals.

Item 7.   Financial Statements and Exhibits.

      (a)   Financial Statements: None

      (b)   Exhibits:

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
Exhibit No.        Description
-----------        -----------

   2.1             Asset Contribution Agreement, dated August 15, 2000, by and among, Command
                     Cable of Eastern Illinois Limited Partnership, MediaOne of Illinois, Inc.,
                     Northwest Illinois TV Cable Company, S/D Cable Partners, Ltd., TCI American
                     Cable Holdings, L.P., TCI of Bloomington/Normal, Inc., TCI Cablevision of
                     Texas, Inc., UACC Midwest, Inc., United Cable Television of Illinois
                     Valley, Inc., United Cable Television of Southern Illinois, Inc., TCI of
                     Indiana Holdings, LLC, Insight Communications Company, L.P. and Insight
                     Midwest, L.P. *
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____________
*  Filed as an exhibit to the Current Report on Form 8-K, dated August 15,
   2000, of Insight Communications Company, Inc. (File No. 0-26677) and
   incorporated herein by reference.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                Insight Communications of Central Ohio, LLC
                                               (Registrant)



Date: August 22, 2000           By: Elliot Brecher
                                   ______________________
                                    Elliot Brecher
                                    Senior Vice President
                                      and General Counsel